EXHIBIT 10(AK)

                        IMAGING TECHNOLOGIES CORPORATION
                               6% PROMISSORY NOTE

                                   $150,000.00
                      Buena Park, California, June 1, 2003

     IMAGING TECHNOLOGIES CORPORATION, a Delaware corporation (the "Company"), the principal office of which is located at 17075 Via Del Campo, San Diego, California 92127 and Quik Pix, Inc., a Nevada Corporation, the principal offices which are located at 7050 Village Drive, #F, Buena Park, CA, their subsidiaries and/or successors in interest, joint and several, for value received, (See
Exhibit 1A) hereby promise to pay to John Capezzutto, or his registered assigns (collectively referred to as the Holder), the sum of $150,000.00, or such lesser amount as shall then equal the outstanding principal amount hereof on the terms and conditions set forth hereinafter. The principal hereof and any unpaid accrued interest hereon, as set forth below, shall be due and payable on the earlier to occur of (i) December 1, 2008 or (ii) when declared due and payable by the Holder upon the occurrence of an Event of Default (as defined below). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder. This Note is issued in connection with that certain Agreement to acquire shares between the Company and Quik Pix Inc., of even date herewith (the "Agreement to Acquire Shares").

     The following is a statement of the rights of the Holder of this Note and the conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees:

     1. Definitions. As used in this Note, the following terms, unless the otherwise requires, have the following meanings:

     (i) "Company" includes any corporation which shall succeed to or assume the obligations of the Company under this Note, it's subsidiaries, or successors in interest.

     (ii) "Holder," when the context refers to a holder of this Note, shall mean any person who shall at the time be the registered holder of this Note.

     2. Interest. The Company shall pay 59 equal payments (See Exhibit 1B) of $2,899.92 beginning on the 10th day of September 2003 and continuing on the 10th day of each month, with a final single payment of $2,899.95 on February 10, 2009 as payment in full for principal and interest on this Note.

     3. Events of Default. If any of the events specified in this Sections 3 shall occur (herein individually referred to as an "Event of Default"), the Holder of the Note may, so long as such condition exists, declare the entire principal and unpaid accrued interest hereon immediately due and payable, by notice in writing to the Company.

     (i) Default in the payment of the principal and unpaid accrued interest of this Note when due any payable if such default is not cured by the Company within thirty (30) days after the Holder has given the Company written notice of such default; or

     (ii) The institution by the Company of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to institution of bankruptcy or insolvency proceedings against it or the filing by it of a petition or answer or consent seeking reorganization or release under the Federal Bankruptcy Act, or any other applicable Federal or State law, or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee or other similar official of the Company, or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the taking of corporate action by the Company in furtherance of any such action; or

     (iii) If, within sixty (60) days after commencement of any action against the Company (and service of process in connection therewith on the Company) seeking any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been resolved in favor of the Company or all orders or proceedings there under affecting the operations or the business of the Company stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if, within sixty (60) days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company, such appointment shall not have been vacated.

     4. Prepayment. Upon ten (10) days prior written notice to the Holder, the Company may at any time prepay, without penalty, in whole or in part the entire principal, plus all accrued interest thereon to date of payment, of this Note.

     5.  Assignment.  Subject  to  the  restrictions  on  transfer  described in
Section 7 below, the rights and obligations of the Company and the Holder shall b e binding upon and benefit the successors, assigns, heirs, administrators and transferees of parties.

     6. Waiver and Amendment. Any provision of this Note may be amended, waived or modified upon the written consent of the Company and Holder.

     7. Transfer of this Note. With respect to any offer, sale or other disposition of this Note, the Holder will give written notice to the Company prior thereto, describing briefly the manner thereof. Promptly upon receiving such written notice the Company, as promptly as practicable, shall notify such Holder that such Holder may sell or otherwise dispose of this Note, all in accordance with the terms of the notice delivered to the Company.

     8. Representations and Warranties. The representations and warranties of the Holder contained in the Agreement to Acquire Shares are true and correct as of the date hereof and are hereby incorporated herein as though set forth in full.

     9. Escrow. The Holder has assigned ownership of US Patent number 5,782,026 entitled "Back Lit Multi-Image Transparency" to Company. As additional security, the assignment of this patent will be placed in Escrow with Mr. Owen Nacarrato, Esq., to be delivered to Mr. Capezzuto upon failure by Company to cure an Event of Default by Company as defined in 3, above. Company shall exercise free and full rights to ownership and exercise of this patent, as the fully assigned owner, until such failure to cure such Event of Default. Upon discharge of the obligations under this Note the Escrow agent is to deliver such ownership certification to the Corporation.

     10. Notices. Any notices, request, or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or if telegraphed or mailed by registered or certified mail, postage prepaid, at the respective addresses of the parties as set forth herein. Any party hereto may by notice so given change its address for future notice hereunder. Notice shall conclusively be deemed to have been given when personally delivered or when deposited in the mail or telegraphed in the manner set forth above and shall be deemed to have been received when delivered.

     11. No Stockholder Rights. Nothing contained in this Note shall be construed as conferring upon the Holder or any other person the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company; and no dividends or interest shall be payable or accrued in respect of this Note or the interest represented hereby.

     12. Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of California, County of San Diego, without regard to its choice of law principals. All disputes arising out of or relating to this Note, the Merger Agreement, or the parties' relationship, including the termination thereof, shall be resolved by the Court in this Jurisdiction.

     13. Heading; References. All headings used herein are used for convenience only and shall not be used to construe or interpret this Note. Except where otherwise indicated, all references herein to Sections refer to Sections hereof.

IN WITNESS WHEREOF, the Company has caused this Note to be issued this 9th day of June 2003.

IMAGING  TECHNOLOGIES  CORPORATION
By:  /s/  James  R.  Downey
Chief  Operating  Officer

HOLDER:
By:  /s/  John  Capezzuto